                                                               EXECUTION VERSION


                                                                   EXHIBIT 10.47











                            NEXTERA ENTERPRISES, INC.


                        GUARANTEE AND SECURITY AGREEMENT


                          Dated as of December 30, 1999


                           BANKBOSTON, N.A., as Agent

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
1.  Reference to Credit Agreement; Definitions; Certain Rules of Construction.....................................1
2.  Guarantee.....................................................................................................2
         2.1.  Guarantee of Credit Obligations....................................................................2
         2.2.  Continuing Obligation..............................................................................2
         2.3.  Waivers with Respect to Credit Obligations.........................................................3
         2.4.  Lenders' Power to Waive, etc.......................................................................5
         2.5.  Information Regarding the Company, etc.............................................................5
         2.6.  Certain Guarantor Representations..................................................................6
         2.7.  Subrogation........................................................................................7
         2.8.  Subordination......................................................................................7
         2.9.  Future Subsidiaries; Further Assurances............................................................7
         2.10.  Contribution Among Guarantors.....................................................................8
3.  Security......................................................................................................8
         3.1.  Credit Security....................................................................................8
                  3.1.1.  Tangible Personal Property..............................................................8
                  3.1.2.  Rights to Payment of Money..............................................................8
                  3.1.3.  Intangibles.............................................................................9
                  3.1.4.  Pledged Stock...........................................................................9
                  3.1.5.  Pledged Rights..........................................................................9
                  3.1.6.  Pledged Indebtedness....................................................................9
                  3.1.7.  Chattel Paper, Instruments, etc.........................................................9
                  3.1.8.  Leases..................................................................................9
                  3.1.9.  Deposit Accounts........................................................................9
                  3.1.10.  Collateral............................................................................10
                  3.1.11.  Books and Records.....................................................................10
                  3.1.12.  Insurance.............................................................................10
                  3.1.13.  All Other Property....................................................................10
                  3.1.14.  Proceeds and Products.................................................................10
                  3.1.15.  Excluded Property.....................................................................10
         3.2.  Additional Credit Security........................................................................11
                  3.2.1.  Real Property..........................................................................11
                  3.2.2.  Motor Vehicles and Aircraft............................................................11
         3.3.  Certain Covenants with Respect to Credit Security.................................................11
                  3.3.1.  Pledged Stock..........................................................................12
                  3.3.2.  Accounts and Pledged Indebtedness......................................................12
                  3.3.3.  No Liens or Restrictions on Transfer or Change of Control..............................12
                  3.3.4.  Location of Credit Security............................................................12
                  3.3.5.  Trade Names............................................................................13
                  3.3.6.  Insurance..............................................................................13

                                                                                                            Page
                                                                                                            ----
              3.3.7.  Intellectual Property..................................................................14
              3.3.8.  Deposit Accounts.......................................................................14
              3.3.9.  Modifications to Credit Security.......................................................14
              3.3.10.  Delivery of Documents.................................................................15
              3.3.11.  Perfection of Credit Security.........................................................15
     3.4.  Administration of Credit Security.................................................................15
              3.4.1.  Use of Credit Security.................................................................15
              3.4.2.  Accounts...............................................................................16
              3.4.3.  Distributions on Pledged Securities....................................................16
              3.4.4.  Voting Pledged Securities..............................................................16
     3.5.  Right to Realize upon Credit Security.............................................................17
              3.5.1.  Assembly of Credit Security; Receiver..................................................17
              3.5.2.  General Authority......................................................................17
              3.5.3.  Marshaling, etc........................................................................18
              3.5.4.  Sales of Credit Security...............................................................18
              3.5.5.  Sale without Registration..............................................................19
              3.5.6.  Application of Proceeds................................................................20
     3.6.  Custody of Credit Security........................................................................20
4.   General.................................................................................................20

                            NEXTERA ENTERPRISES, INC.

                        GUARANTEE AND SECURITY AGREEMENT


     This Agreement, dated as of December 30, 1999, is among Nextera Enterprises, Inc., a Delaware corporation (the "COMPANY"), the Subsidiaries of the Company from time to time party hereto and BankBoston, N.A., as administrative agent (the "AGENT") for the Lenders under the Credit Agreement (as defined below). The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS; CERTAIN RULES OF CONSTRUCTION. Reference is made to the Credit Agreement dated as of the date hereof, as from time to time in effect (the "CREDIT AGREEMENT"), among the Company, the Subsidiaries of the Company from time to time party thereto, the Lenders and the Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined (as such definitions may be modified or supplemented herein). Certain other capitalized terms are used in this Agreement as specifically defined below in this Section 1. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section shall include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) terms defined in the UCC and not otherwise defined herein have the meaning provided under the UCC, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect and (g) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Credit Documents. References to "the date hereof" mean the date first set forth above.

     "ACCOUNTS" is defined in Section 3.1.2.

     "AGREEMENT" means this Guarantee and Security Agreement as from time to time in effect.

     "GUARANTOR" means each of the Company's Subsidiaries party to, or which subsequently becomes party to, this Agreement as a Guarantor.

     "INTELLECTUAL PROPERTY" is defined in Section 3.3.7.

     "OBLIGORS" means the Company and the Guarantors from time to time.

     "PLEDGED INDEBTEDNESS" is defined in Section 3.1.6.

     "PLEDGED RIGHTS" is defined in Section 3.1.5.

     "PLEDGED SECURITIES" means the Pledged Stock, the Pledged Rights and the Pledged Indebtedness, collectively.

     "PLEDGED STOCK" is defined in Section 3.1.4.

     "UCC" means the Uniform Commercial Code as in effect in Massachusetts on the date hereof; PROVIDED, HOWEVER, that with respect to the perfection of the Agent's Lien on the Credit Security and the effect of nonperfection thereof, the term "UCC" means the Uniform Commercial Code as in effect in any jurisdiction the laws of which are made applicable by section 9-103 of the Uniform Commercial Code as in effect in Massachusetts.

2.   GUARANTEE.

     2.1. GUARANTEE OF CREDIT OBLIGATIONS. Each Guarantor unconditionally guarantees that the Credit Obligations will be performed and paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectability and being absolute and in no way conditional or contingent. In the event any part of the Credit Obligations shall not have been so paid in full when due and payable, each Guarantor will, immediately upon notice by the Agent or, without notice, immediately upon the occurrence of a Bankruptcy Default, pay or cause to be paid to the Agent for the account of each Lender in accordance with the Lenders' respective Percentage Interests therein the amount of such Credit Obligations which are then due and payable and unpaid. The obligations of each Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Credit Obligations as against the Company, any other Obligor, any other guarantor thereof or any other Person. For purposes hereof, the Credit Obligations shall be due and payable when and as the same shall be due and payable under the terms of the Credit Agreement or any other Credit Document notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law. If, notwithstanding any other provision of this Agreement, including the obligations incurred by it under this Agreement and the rights granted to it by Section 2.10, enforcement of the obligations of any Guarantor under this Agreement for the full amount of the Credit Obligations to which such Guarantor is liable would constitute an unlawful transfer under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law, then the obligations of such Guarantor hereunder shall be reduced to the highest amount for which such obligations may then be enforced without resulting in an unlawful transfer under any such law.

     2.2. CONTINUING OBLIGATION. Each Guarantor acknowledges that the Lenders have entered into the Credit Agreement (and, to the extent that the Lenders or the Agent may enter into any future Credit Document, will have entered into such agreement) in reliance on this Section 2 being a continuing irrevocable agreement, and such Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantors hereunder shall terminate when the commitment of the Lenders to extend credit under the Credit Agreement shall have terminated and all of the Credit Obligations have been indefeasibly paid in full in cash and discharged; PROVIDED, HOWEVER, that:

          (1) if a claim is made upon the Lenders at any time for repayment or recovery of any amounts or any property received by the Lenders from any source on account of any of the Credit Obligations and the Lenders repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Lenders) or

          (2) if the Lenders become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim (provided that, except after the occurrence and during the continuance of an Event of Default, the Company shall have consented to such settlement or compromise, such consent not to be unreasonably withheld), then the Guarantors shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Lenders become liable (such amounts being deemed part of the Credit Obligations) to the same extent as if such amounts or property had never been received by the Lenders, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Credit Obligations. Not later than five days after receipt of notice from the Agent, the Guarantors shall pay to the Agent an amount equal to the amount of such repayment or return for which the Lenders have so become liable. Payments hereunder by a Guarantor may be required by the Agent on any number of occasions.

     2.3. WAIVERS WITH RESPECT TO CREDIT OBLIGATIONS. Except to the extent expressly required by the Credit Agreement or any other Credit Document, each Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

          (1) presentment, demand for payment and protest of nonpayment of any of the Credit Obligations, and notice of protest, dishonor or nonperformance;

          (2) notice of acceptance of this guarantee and notice that credit has been extended in reliance on such Guarantor's guarantee of the Credit Obligations;

          (3) notice of any Default or of any inability to enforce performance of the obligations of the Company or any other Person with respect to any Credit Document or notice of any acceleration of maturity of any Credit Obligations;

          (4) demand for performance or observance of, and any enforcement of any provision of the Credit Agreement, the Credit Obligations or any other Credit Document or any pursuit or exhaustion of rights or remedies with respect to any Credit Security or against the Company or any other Person in respect of the Credit Obligations or any requirement of diligence or promptness on the part of the Agent or the Lenders in connection with any of the foregoing;

          (5) any act or omission on the part of the Agent or the Lenders which may impair or prejudice the rights of such Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Company or any other Person, or otherwise operate as a deemed release or discharge;

          (6) failure or delay to perfect or continue the perfection of any security interest in any Credit Security or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any Credit Security;

          (7) any statute of limitations or any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

          (8) any "single action" or "anti-deficiency" law which would otherwise prevent the Lenders from bringing any action, including any claim for a deficiency, against such Guarantor before or after the Agent's or the Lenders' commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Agent or the Lenders; and

          (9) all demands and notices of every kind with respect to the foregoing.

Each Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 2.3.

     No delay or omission on the part of the Agent or the Lenders in exercising any right under any Credit Document or under any other guarantee of the Credit Obligations or with respect to the Credit Security shall operate as a waiver or relinquishment of such right. No action which the Agent or the Lenders or the Company or any other Obligor may take or refrain from taking with respect to the Credit Obligations shall affect the provisions of this Agreement or the obligations of each Guarantor hereunder. None of the Lenders' or the Agent's rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Obligor, or by any noncompliance by the

Company or any other Obligor with any Credit Document, regardless of any knowledge thereof which the Agent or the Lenders may have or otherwise be charged with.

     2.4. LENDERS' POWER TO WAIVE, ETC. Each Guarantor grants to the Agent and the Lenders full power in their discretion, without notice to or consent of such Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of such Guarantor under its guarantee hereunder:

          (1) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any provision of, or to give any waiver in respect of, the Credit Agreement, any other Credit Document, the Credit Security, the Credit Obligations or any guarantee thereof (each as from time to time in effect);

          (2) To grant any extensions of the Credit Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Obligors or any other Person in respect of the Credit Obligations, whether or not rights against such Guarantor under this Agreement are reserved in connection therewith;

          (3) To take security in any form for the Credit Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property contained in the Credit Security whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guarantees of the Credit Obligations and to proceed against any of the Credit Security or such guarantees in any order;

          (4) To collect or liquidate or realize upon any of the Credit Obligations or the Credit Security in any manner or to refrain from collecting or liquidating or realizing upon any of the Credit Obligations or the Credit Security; and

          (5) To extend credit under the Credit Agreement, any other Credit Document or otherwise in such amount as the Lenders may determine, including increasing the amount of credit and the interest rate and fees with respect thereto, even though the condition of the Obligors (financial or otherwise, on an individual or Consolidated basis) may have deteriorated since the date hereof.

     2.5. INFORMATION REGARDING THE COMPANY, ETC. Each Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. Each Guarantor waives any obligation which may now or hereafter exist on the part of the Agent or the Lenders to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, each Guarantor undertakes to keep itself informed of such risks and any changes therein. Each Guarantor expressly waives any duty which may now or hereafter exist on the part of the Agent or the Lenders to disclose to such Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Company and its Affiliates or their properties or management, whether now or hereafter known by the Agent or the Lenders. Each Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Company all information concerning the Credit Agreement and all other Credit Documents and all other information as to the Company and its Affiliates or their properties or management as such Guarantor deems necessary or desirable.

     2.6. CERTAIN GUARANTOR REPRESENTATIONS. Each Guarantor represents that:

          (1) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Company and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by them, to induce the Lenders to enter into the Credit Agreement and to extend credit to the Company by making the Guarantee contemplated by this Section 2;

          (2) the credit available under the Credit Agreement will directly or indirectly inure to its benefit;

          (3) after giving effect to the foregoing considerations, the assets and liabilities of the Company and the Guarantors and rights of contribution among the Guarantors, including the rights provided in Section 2.10:

               (1) it will not be rendered insolvent as a result of entering into this Agreement;

               (2) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as such debts become absolute and matured;

               (3) it has, and will have, access to adequate capital for the conduct of its business; and

               (4) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature;

          (4) it has been advised by the Agent that the Lenders are unwilling to enter into the Credit Agreement unless the Guarantee contemplated by this
     Section 2 is given by it; and

          (5) except as otherwise permitted pursuant to the Credit Agreement, all of its equity or ownership interests are owned, directly or indirectly, by the Company.

     2.7. SUBROGATION. Each Guarantor agrees that, until the Credit Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against the Company or any other Obligor arising by contract or operation of law in connection with any payment made or required to be made by such Guarantor under this Agreement. After the payment in full of the Credit Obligations, each Guarantor shall be entitled to exercise against the Company and the other Obligors all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

     2.8. SUBORDINATION. Each Guarantor covenants and agrees that all Indebtedness, claims and liabilities then or thereafter owing by the Company or any other Obligor to such Guarantor whether arising hereunder or otherwise are subordinated to the prior payment in full of the Credit Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any Event of Default exists; PROVIDED, HOWEVER, that the foregoing provisions shall not limit the right of any Guarantor to receive payments in respect of such Indebtedness, claims or liabilities so long as no Event of Default exists.

     2.9. FUTURE SUBSIDIARIES; FURTHER ASSURANCES. The Company will from time to time cause (a) any present Wholly Owned Subsidiary that is not a Guarantor within 30 days after notice from the Agent or (b) any future Wholly Owned Subsidiary within 30 days after any such Person becomes a Wholly Owned Subsidiary, to join this Agreement as a Guarantor pursuant to a joinder agreement in form and substance satisfactory to the Agent; PROVIDED, HOWEVER, that in the event such a Wholly Owned Subsidiary is prohibited by any valid law, statute, rule or regulation from guaranteeing the Credit Obligations, or if such a guarantee by any Foreign Subsidiary would result in a repatriation of foreign earnings under the Code (including the "deemed dividend" provisions of section 956 of the Code), (i) such guarantee will be limited to the extent necessary to comply with such prohibition or to prevent such repatriation of foreign earnings or (ii) if such limitation on the guaranteed amount is not sufficient to avoid such prohibition or repatriation, the Company and its other Subsidiaries will pledge the stock of such Wholly Owned Subsidiary (or as much of such stock as may be pledged without resulting in such a repatriation) to the Agent to secure the Credit Obligations pursuant to a pledge agreement in form and substance satisfactory to the Agent. Each Guarantor will, promptly upon the request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purpose of this Section 2.

     2.10. CONTRIBUTION AMONG GUARANTORS. The Guarantors agree that, as among themselves in their capacity as guarantors of the Credit Obligations, the ultimate responsibility for repayment of the Credit Obligations, in the event that the Company fails to pay when due its Credit Obligations, shall be equitably apportioned, to the extent consistent with the Credit Documents, among the respective Guarantors (a) in the proportion that each, in its capacity as a guarantor, has benefited from the extensions of credit to the Company by the Lenders under the Credit Agreement, or (b) if such equitable apportionment cannot reasonably be determined or agreed upon among the affected Guarantors, in proportion to their respective net worths determined on or about the date hereof (or such later date as such Guarantor becomes party hereto). In the event that any Guarantor, in its capacity as a guarantor, pays an amount with respect to the Credit Obligations in excess of its proportionate share as set forth in this
Section 2.10, each other Guarantor shall, to the extent consistent with the Credit Documents, make a contribution payment to such Guarantor in an amount such that the aggregate amount paid by each Guarantor reflects its proportionate share of the Credit Obligations. In the event of any default by any Guarantor under this Section 2.10, each other Guarantor will bear, to the extent consistent with the Credit Documents, its proportionate share of the defaulting Guarantor's obligation under this Section 2.10. This Section 2.10 is intended to set forth only the rights and obligations of the Guarantors among themselves and shall not in any way affect the obligations of any Guarantor to the Lenders under the Credit Documents (which obligations shall at all times constitute the joint and several obligations of all the Guarantors).

3.   SECURITY.

     3.1. CREDIT SECURITY. As security for the payment and performance of the Credit Obligations, each Obligor party hereto mortgages, pledges and collaterally grants and assigns to the Agent for the benefit of the Lenders and the holders from time to time of any Credit Obligation, and creates a security interest in favor of the Agent for the benefit of the Lenders and such holders in, all of such Obligor's right, title and interest in and to (but none of its obligations or liabilities with respect to) the items and types of present and future property described in Sections 3.1.1 through 3.1.14 (subject, however, to Section 3.1.15), whether now owned or hereafter acquired, all of which shall be included in the term "CREDIT SECURITY":

          3.1.1. TANGIBLE PERSONAL PROPERTY. All goods, machinery, equipment, inventory and all other tangible personal property of any nature whatsoever, wherever located, including raw materials, work in process, finished parts and products, supplies, spare parts, replacement parts, merchandise for resale, computers, tapes, disks and computer equipment.

          3.1.2. RIGHTS TO PAYMENT OF MONEY. All rights to receive the payment of money, including accounts and receivables, rights to receive the payment of money under contracts, franchises, licenses, permits, subscriptions or other agreements (whether or not earned by performance), and rights to receive payments from any other source (all such rights, other than Financing Debt, being referred to herein as "ACCOUNTS").

          3.1.3. INTANGIBLES. All of the following (to the extent not included in Section 3.1.2): (a) contracts, franchises, licenses, permits, subscriptions and other agreements and all rights thereunder; (b) rights granted by others which permit such Obligor to sell or market items of personal property; (c) United States and foreign common law and statutory copyrights and rights in literary property and rights and licenses thereunder; (d) trade names, United States and foreign trademarks, service marks, internet domain names, registrations of any of the foregoing and related good will; (e) United States and foreign patents and patent applications; (f) computer software, designs, models, know-how, trade secrets, rights in proprietary information, formulas, customer lists, backlog, orders, subscriptions, royalties, catalogues, sales material, documents, good will, inventions and processes; (g) judgments, causes in action and claims, whether or not inchoate, and (h) all other general intangibles and intangible property and all rights thereunder.

          3.1.4. PLEDGED STOCK. (a) All shares of capital stock or other evidence of beneficial interest in any corporation, business trust or limited liability company, (b) all limited partnership interests in any limited partnership, (c) all general partnership interests in any general or limited partnership, (d) all joint venture interests in any joint venture and (e) all options, warrants and similar rights to acquire such capital stock or such interests. All such capital stock, interests, options, warrants and other rights are collectively referred to as the "PLEDGED STOCK".

          3.1.5. PLEDGED RIGHTS. All rights to receive profits or surplus of, or other Distributions (including income, return of capital and liquidating distributions) from, any partnership, joint venture or limited liability company, including any distributions by any such Person to partners, joint venturers or members. All such rights are collectively referred to as the "PLEDGED RIGHTS".

          3.1.6. PLEDGED INDEBTEDNESS. All Financing Debt from time to time owing to such Obligor from any Person (all such Financing Debt being referred to as the "PLEDGED INDEBTEDNESS").

          3.1.7. CHATTEL PAPER, INSTRUMENTS, ETC. All chattel paper, non-negotiable instruments, negotiable instruments, documents and investment property.

          3.1.8. LEASES. All leases of personal property, whether such Obligor is the lessor or the lessee thereunder.

          3.1.9. DEPOSIT ACCOUNTS. All general or special deposit accounts, including any demand, time, savings, passbook or similar account maintained by such Obligor with any bank, trust company, savings and loan association, credit union or similar organization, and all money, cash and cash equivalents of such Obligor, whether or not deposited in any such deposit account.

          3.1.10. COLLATERAL. All collateral granted by third parties to, or held by, such Obligor with respect to the Accounts, Pledged Securities, chattel paper, instruments, leases and other items of Credit Security.

          3.1.11. BOOKS AND RECORDS. All books and records, including books of account and ledgers of every kind and nature, all electronically recorded data (including all computer programs, disks, tapes, electronic data processing media and software used in connection with maintaining such Obligor's books and records), all files, correspondence and all containers for the foregoing.

          3.1.12. INSURANCE. All insurance policies which insure against any loss or damage to any other Credit Security or which are otherwise owned by such Obligor.

          3.1.13. ALL OTHER PROPERTY. All other property, assets and items of value of every kind and nature, tangible or intangible, absolute or contingent, legal or equitable.

          3.1.14. PROCEEDS AND PRODUCTS. All proceeds, including insurance proceeds, and products of the items of Credit Security described or referred to in Sections 3.1.1 through 3.1.13 and, to the extent not included in the foregoing, all Distributions with respect to the Pledged Securities.

          3.1.15. EXCLUDED PROPERTY. Notwithstanding Sections 3.1.1 through
     3.1.14 and 3.2.1, the payment and performance of the Credit Obligations shall not be secured by, and the definitions of "Accounts", "Credit Security", "Pledged Indebtedness", "Pledged Rights" and "Pledged Stock", as applicable, shall not include:

          (1) any contract, license, permit, lease or franchise that validly prohibits the creation by such Obligor of a security interest in such contract, license, permit, lease or franchise (or in any rights or property obtained by such Obligor under such contract, license, permit, lease or franchise); PROVIDED, HOWEVER, that the provisions of this Section 3.1.15 shall not prohibit the security interests created by this Agreement from extending to the proceeds of such contract, license, permit, lease or franchise (or such rights or property) or to the monetary value of the good will and other general intangibles of the Obligors relating thereto;

          (2) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein; PROVIDED, HOWEVER, that the provisions of this Section 3.1.15 shall not prohibit the security interests created by this Agreement from extending to the proceeds of such rights or property or to the monetary value of the good will and other general intangibles of the Obligors relating thereto;

          (3) any lease of real or personal property to the extent that the creation of a security interest or lien would result in a breach or default by such Obligor under such lease or any other matter requiring the consent of the other party to such lease;

          (4) more than 66% of the outstanding voting stock or other voting equity in any Foreign Subsidiary to the extent that the pledge of voting stock or other voting equity above such amount would result in a repatriation of foreign earnings under the Code (including the "deemed dividend" provisions of section 956 of the Code); or

          (5) the items described in Section 3.2 (but only in the event and to the extent the Agent has not specified that such items be included in the Credit Security pursuant thereto).

     In addition, in the event any Obligor disposes of assets to third parties in a transaction permitted by section 6.11 of the Credit Agreement, such assets, but not the proceeds or products thereof, shall be released from the Lien on the Credit Security created hereunder.

     3.2. ADDITIONAL CREDIT SECURITY. As additional Credit Security, each Obligor covenants that it will mortgage, pledge and collaterally grant and assign to the Agent for the benefit of the Lenders and the holders from time to time of any Credit Obligation, and will create a security interest in favor of the Agent for the benefit of the Lenders and such holders in, all of its right, title and interest in and to (but none of its obligations with respect to) such of the following present or future items as the Agent may from time to time specify by notice to such Obligor, whether now owned or hereafter acquired, and the proceeds and products thereof, except to the extent consisting of rights or property of the types referred to in Section 3.1.15(a) through (c), subject only to Liens permitted by Section 3.3.3, all of which shall thereupon be included in the term "CREDIT SECURITY":

          3.2.1. REAL PROPERTY. All real property and immovable property and fixtures, leasehold interests and easements wherever located, together with all estates and interests of such Obligor therein, including lands, buildings, stores, manufacturing facilities and other structures erected on such property, fixed plant, fixed equipment and all permits, rights, licenses, benefits and other interests of any kind or nature whatsoever in respect of such real and immovable property.

          3.2.2. MOTOR VEHICLES AND AIRCRAFT. All motor vehicles and aircraft.

     3.3. CERTAIN COVENANTS WITH RESPECT TO CREDIT SECURITY. Each Obligor covenants that:

          3.3.1. PLEDGED STOCK. All shares of capital stock, limited partnership interests, membership interests and similar securities included in the Pledged Stock shall be at all times duly authorized, validly issued, fully paid and (in the case of capital stock and limited partnership interests) nonassessable. Each Obligor will deliver to the Agent certificates representing the Pledged Stock, registered, if the Agent so requests, in the name of the Agent or its nominee or accompanied by a stock transfer power executed in blank and, if the Agent so requests, with the signature guaranteed, all in form and manner reasonably satisfactory to the Agent. Pledged Stock that is not evidenced by a certificate will be registered in the name of the Agent or its nominee on the issuer's records or an appropriate control statement with respect thereto shall be provided to the Agent, all in form and substance reasonably satisfactory to the Agent. The Agent may at any time after the occurrence and during the continuance of an Event of Default transfer into its name or the name of its nominee any Pledged Stock. In the event the Pledged Stock includes any Margin Stock, the Obligors will furnish to the Lenders Federal Reserve Form U-1 and take such other action as the Agent may reasonably request to ensure compliance with applicable laws.

          3.3.2. ACCOUNTS AND PLEDGED INDEBTEDNESS. Each Obligor will, immediately upon the receipt thereof, deliver to the Agent any promissory note or similar instrument, but not in any event including normal invoices in the ordinary course of business, representing any Account or Pledged Indebtedness, after having endorsed such promissory note or instrument in blank.

          3.3.3. NO LIENS OR RESTRICTIONS ON TRANSFER OR CHANGE OF CONTROL. All Credit Security shall be free and clear of any Liens and restrictions on the transfer thereof, including contractual provisions which prohibit the assignment of rights under contracts, except for Liens permitted by section
     6.8 of the Credit Agreement or by this Section 3.3.3. Without limiting the generality of the foregoing, each Obligor will in good faith attempt to exclude from agreements, instruments, deeds or leases to which it becomes a party after the date hereof provisions that would prevent such Obligor from creating a security interest in such agreement, instrument, deed or lease or any rights or property acquired thereunder as contemplated hereby. None of the Pledged Stock shall be subject to any option to purchase or similar rights of any Person. Except with the written consent of the Agent, which consent will not be unreasonably withheld, each Obligor will in good faith attempt to exclude from any agreement, instrument, deed or lease provisions that would restrict the change of control or ownership of the Company or any of its Subsidiaries, or the creation of a security interest in the ownership of the Company or any of its Subsidiaries.

          3.3.4. LOCATION OF CREDIT SECURITY. Each Obligor shall at all times keep its records concerning the Accounts at its chief executive office and principal place of business, which office and place of business shall be as set forth in exhibit 7.1 to the Credit Agreement (as from time to time supplemented in accordance with sections 6.4.1 and 6.4.2 of the Credit Agreement) or, so long as such Obligor shall have taken all steps reasonably necessary to perfect the Lenders' security interest in the Credit Security with respect to such new address, at such other address as such Obligor may specify by notice actually received by the Agent not less than 10 Banking Days prior to such change of address. No Obligor shall at any time keep tangible personal property of the type referred to in Section
     3.1.1 in any jurisdiction other than the jurisdictions specified in such exhibit 7.1 (as so supplemented) or, so long as such Obligor shall have taken all steps reasonably necessary to perfect the Lenders' security interest in the Credit Security with respect to such other jurisdiction, other jurisdictions as such Obligor may specify by notice actually received by the Agent not less than 10 days prior to moving such tangible personal property into such other jurisdiction.

          3.3.5. TRADE NAMES. No Obligor will adopt or do business under any name other than its name or names designated in exhibit 7.1 to the Credit Agreement (as from time to time supplemented in accordance with sections
     6.4.1 and 6.4.2 of the Credit Agreement) or any other name specified by notice actually received by the Agent not less than 10 Banking Days prior to the conduct of business under such additional name. Since its inception, no Obligor has changed its name or adopted or conducted business under any trade name other than a name specified in such exhibit 7.1 (as so supplemented).

          3.3.6. INSURANCE. Each insurance policy included in, or insuring against loss or damage to, the Credit Security shall name the Agent as additional insured party or as loss payee. No such insurance policy shall be cancelable or subject to termination or reduction in amount or scope of coverage until after at least 30 days' prior written notice from the insurer to the Agent. At least 10 days prior to the expiration of any such insurance policy for any reason, each Obligor shall furnish the Agent with a renewal or replacement policy and evidence of payment of the premiums therefor when due. Each Obligor grants to the Agent full power and authority as its attorney-in-fact, effective upon notice to such Obligor after the occurrence and during the continuance of an Event of Default, to obtain, cancel, transfer, adjust and settle any such insurance policy and to endorse any drafts thereon. Any amounts that the Agent receives under any such policy (including return of unearned premiums) insuring against loss or damage to the Credit Security when no Event of Default has occurred and is continuing shall be delivered to the Obligors for the replacement, restoration and maintenance of the Credit Security. Any such amounts that the Agent receives after the occurrence and during the continuance of an Event of Default shall, at the Agent's option, be applied to payment of the Credit Obligations or to the replacement, restoration and maintenance of the Credit Security. If any Obligor fails to provide insurance as required by this Agreement, the Agent may, at its option, purchase such insurance, and such Obligor will on demand pay to the Agent the amount of any payments made by the Agent or the Lenders for such purpose, together with interest on the amounts so disbursed from five Banking Days after the date demanded until payment in full thereof at the Overdue Reimbursement Rate.

          3.3.7. INTELLECTUAL PROPERTY. Exhibit 7.3 to the Credit Agreement (as supplemented from time to time in accordance with sections 6.4.1 and 6.4.2 of the Credit Agreement) shall set forth the following items as of the dates reports are required under such sections (collectively, the "INTELLECTUAL PROPERTY"):

          (1) all copyrights owned by the Obligors that are registered with the United States Copyright Office (or any office maintaining registration of copyrights in any foreign jurisdiction) and all applications for such registration and

          (2) all trademarks, tradenames, service marks, service names and patents owned by the Obligors that are registered with the United States Patent and Trademark Office (or any office maintaining registration of such items in any state of the United States of America or any foreign jurisdiction) and all applications for such registration.

     The Obligors shall duly authorize, execute and deliver to the Agent separate memoranda of security interests provided by the Agent with respect to the foregoing Intellectual Property (other than Intellectual Property excluded from the Credit Security pursuant to Section 3.2) for filing in the offices described above. In the event any additional Intellectual Property is registered (or applications therefor are filed) in the offices described above, the Obligors shall (at least quarterly, as contemplated by sections 6.4.1 and 6.4.2 of the Credit Agreement) notify the Agent and duly authorize, execute and deliver to the Agent separate memoranda of security interests covering such additional Intellectual Property for filing in such offices.

          3.3.8. DEPOSIT ACCOUNTS. Each Obligor shall keep all its bank and deposit accounts only with the Agent, other Lenders or the financial institutions listed on exhibit 7.3 to the Credit Agreement (as from time to time supplemented in accordance with sections 6.4.1 and 6.4.2 of the Credit Agreement) or such other financial institutions specified by notice actually received by the Agent not less than 10

     Banking Days prior to the establishment of such bank or deposit account with such other financial institution. Each Obligor shall use reasonable efforts to cause such financial institutions (other than the Lenders and the Agent) to enter into depository agreements with the Agent in form and substance reasonably satisfactory to the Agent, in the case of existing deposit accounts, by March 31, 2000 and in the case of future deposit accounts, within 30 days after such deposit account is established.

          3.3.9. MODIFICATIONS TO CREDIT SECURITY. Except with the prior written consent of the Agent, which consent will not be unreasonably withheld, no Obligor shall amend or modify, or waive any of its rights under or with respect to, any material Accounts, general intangibles, Pledged Securities or leases if the effect of such amendment, modification or waiver would be to materially reduce the amount of any such items or to materially extend the time of payment thereof, to waive any default by any other party thereto, or to waive or impair any material remedies of the Obligors or the Lenders under or with respect to any such Accounts, general intangibles, Pledged Securities or leases, in each case other than consistent with past practice in the ordinary course of business and on an arm's-length basis. Each Obligor will promptly give the Agent written notice of any request by any Person for any material credit or adjustment with respect to any such Account, general intangible, Pledged Securities or leases.

          3.3.10. DELIVERY OF DOCUMENTS. Upon the Agent's request, each Obligor shall deliver to the Agent, promptly upon such Obligor's receipt thereof, copies of any agreements, instruments, documents or invoices comprising or relating to the Credit Security. Pending such request, such Obligor shall keep such items at its chief executive office and principal place of business (as specified pursuant to Section 3.3.4).

          3.3.11. PERFECTION OF CREDIT SECURITY. This Agreement shall create in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Credit Security described herein, subject only (in the case of Credit Security other than Pledged Stock) to Liens permitted by section 6.8 of the Credit Agreement. In the case of the Pledged Stock, when stock certificates representing such Pledged Stock and stock powers related thereto duly executed in blank by the relevant Pledgor are delivered to the Agent, and in the case of the other Credit Security described in this Agreement, when financing statements in appropriate form are filed in the jurisdictions specified on exhibit 7.1 to the Credit Agreement or when Intellectual Property filings in appropriate form are filed in appropriate offices, as set forth in Section 3.3.7, this Agreement shall provide a fully perfected, first priority Lien on, and security interest in, all right, title and interest of the Obligors in such Credit Security, as security for the Credit Obligations, in each case prior and superior in right to any other Person (except, in the case of Credit Security other than Pledged Stock, Liens permitted by section 6.8 of the Credit Agreement). Upon the Agent's reasonable request from time to time, the Obligors will execute and deliver, and file and record in the proper filing and recording places, all such instruments, including financing statements, collateral assignments of copyrights, trademarks and patents, mortgages or deeds of trust and notations on certificates of title, and will take all such other action, as the Agent deems reasonably necessary for confirming to it the Credit Security or to carry out any other purpose of this Agreement or any other Credit Document.

     3.4. ADMINISTRATION OF CREDIT SECURITY. The Credit Security shall be administered as follows, and if an Event of Default shall have occurred and be continuing, Section 3.5 shall also apply.

          3.4.1. USE OF CREDIT SECURITY. Until the Agent provides written notice to the contrary, each Obligor may use, commingle and dispose of any part of the Credit Security in the ordinary course of its business, all subject to section 6.11 of the Credit Agreement.

          3.4.2. ACCOUNTS. To the extent specified by prior written notice from the Agent after the occurrence and during the continuance of an Event of Default, all sums collected or received and all property recovered or possessed by any Obligor in connection with any Credit Security shall be received and held by such Obligor in trust for and on the Lenders' behalf, shall be segregated from the assets and funds of such Obligor, and shall be delivered to the Agent for the benefit of the Lenders. Without limiting the foregoing, upon the Agent's request after the occurrence and during the continuance of an Event of Default, each Obligor shall institute depository collateral accounts, lock-box receipts and similar credit procedures providing for the direct receipt of payment on Accounts at a separate address, the segregation of such proceeds for direct payment to the Agent and appropriate notices to Account debtors. Upon the Agent's request after the occurrence and during the continuance of an Event of Default, each Obligor will cause its accounting books and records to be marked with such legends and segregated in such manner as the Agent may specify.

          3.4.3. DISTRIBUTIONS ON PLEDGED SECURITIES.

          (1) Until an Event of Default shall occur and be continuing, the respective Obligors shall be entitled, to the extent permitted by the Credit Documents, to receive all Distributions on or with respect to the Pledged Securities (other than Distributions constituting additional Pledged Securities). All Distributions constituting additional Pledged Securities will be retained by the Agent (or if received by any Obligor shall be held by such Person in trust and shall be immediately delivered by such Person to the Agent in the original form received, endorsed in blank) and held by the Agent as part of the Credit Security.

          (2) If an Event of Default shall have occurred and be continuing, all Distributions on or with respect to the Pledged Securities shall be retained by the Agent (or if received by any Obligor shall be held by such Person in trust and shall be immediately delivered by it to the Agent in the original form received, endorsed in blank) and held by the Agent as part of the Credit Security or applied by the Agent to the payment of the Credit Obligations in accordance with Section 3.5.6.

          3.4.4. VOTING PLEDGED SECURITIES.

          (1) Until an Event of Default shall occur and be continuing, the respective Obligors shall be entitled to vote or consent with respect to the Pledged Securities in any manner not inconsistent with the terms of any Credit Document, and the Agent will, if so requested, execute appropriate revocable proxies therefor.

          (2) If an Event of Default shall have occurred and be continuing, if and to the extent that the Agent shall so notify in writing the Obligor pledging the Pledged Securities in question, only the Agent shall be entitled to vote or consent or take any other action with respect to the Pledged Securities (and any Obligor will, if so requested, execute appropriate proxies therefor).

     3.5. RIGHT TO REALIZE UPON CREDIT SECURITY. Except to the extent prohibited by applicable law that cannot be waived, this Section 3.5 shall govern the Lenders' and the Agent's rights to realize upon the Credit Security if any Event of Default shall have occurred and be continuing. The provisions of this Section
3.5 are in addition to any rights and remedies available at law or in equity and in addition to the provisions of any other Credit Document. In the case of a conflict between this Section 3.5 and any other Credit Document, this Section
3.5 shall govern.

          3.5.1. ASSEMBLY OF CREDIT SECURITY; RECEIVER. Each Obligor shall, upon the Agent's request, assemble the Credit Security and otherwise make it available to the Agent. The Agent may have a receiver appointed for all or any portion of the Obligors' assets or business which constitutes the Credit Security in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Credit Security in accordance with the terms of the Credit Documents, to continue the operations of the Obligors and to collect all revenues and profits therefrom to be applied to the payment of the Credit Obligations, including the compensation and expenses of such receiver.

          3.5.2. GENERAL AUTHORITY. To the extent specified in written notice from the Agent to the Obligor in question, each Obligor grants the Agent full and exclusive power and authority, subject to the other terms hereof and applicable law, to take any of the following actions (for the sole benefit of the Agent on behalf of the Lenders and the holders from time to time of any Credit Obligations, but at such Obligor's expense):

          (1) To ask for, demand, take, collect, sue for and receive all payments in respect of any Accounts, general intangibles, Pledged Securities or leases which such Obligor could otherwise ask for, demand, take, collect, sue for and receive for its own use.

          (2) To extend the time of payment of any Accounts, general intangibles, Pledged Securities or leases and to make any allowance or other adjustment with respect thereto.

          (3) To settle, compromise, prosecute or defend any action or proceeding with respect to any Accounts, general intangibles, Pledged Securities or leases and to enforce all rights and remedies thereunder which such Obligor could otherwise enforce.

          (4) To enforce the payment of any Accounts, general intangibles, Pledged Securities or leases, either in the name of such Obligor or in its own name, and to endorse the name of such Obligor on all checks, drafts, money orders and other instruments tendered to or received in payment of any Credit Security.

          (5) To notify the third party payor with respect to any Accounts, general intangibles, Pledged Securities or leases of the existence of the security interest created hereby and to cause all payments in respect thereof thereafter to be made directly to the Agent; PROVIDED, HOWEVER, that whether or not the Agent shall have so notified such payor, such Obligor will at its expense render all reasonable assistance to the Agent in collecting such items and in enforcing claims thereon.

          (6) To sell, transfer, assign or otherwise deal in or with any Credit Security or the proceeds thereof, as fully as such Obligor otherwise could do.

          3.5.3. MARSHALING, ETC. Neither the Agent nor the Lenders shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Obligor or any other guarantor, pledgor or any other Person with respect to the payment of the Credit Obligations or to pursue or exhaust any of their rights or remedies with respect to any collateral therefor or any direct or indirect guarantee thereof. Neither the Agent nor the Lenders shall be required to marshal the Credit Security or any guarantee of the Credit Obligations or to resort to the Credit Security or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Credit Document shall be cumulative. To the extent it may lawfully do so, each Obligor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or the Lenders, any valuation, stay, appraisement, extension, redemption or similar laws now or hereafter existing which, but for this provision, might be applicable to the sale of any Credit Security made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. Without limiting the generality of the foregoing, each Obligor
     (a) agrees that it will not invoke or utilize any law which might prevent, cause a delay in or otherwise impede the enforcement of the rights of the Agent or any Lender in the Credit Security and (b) waives its rights under all such laws. In addition, each Obligor waives any right to prior notice (except to the extent expressly required by this Agreement) or judicial hearing in connection with foreclosure on or disposition of any Credit Security, including any such right which such Obligor would otherwise have under the Constitution of the United States of America, any state or territory thereof or any other jurisdiction.

          3.5.4. SALES OF CREDIT SECURITY. All or any part of the Credit Security may be sold for cash or other value in any number of lots at public or private sale, without demand, advertisement or notice; PROVIDED, HOWEVER, that unless the Credit Security to be sold threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give the Obligor granting the security interest in such Credit Security 10 days' prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice each of the Obligors and the Agent agrees to be reasonable. At any sale or sales of Credit Security, any Lender or any of its respective officers acting on its behalf, or such Lender's assigns, may bid for and purchase all or any part of the property and rights so sold, may use all or any portion of the Credit Obligations owed to such Lender as payment for the property or rights so purchased, and upon compliance with the terms of such sale may hold and dispose of such property and rights without further accountability to the respective Obligors, except for the proceeds of such sale or sales pursuant to Section 3.5.6. The Obligors acknowledge that any such sale will be made by the Agent on an "as is" basis with disclaimers of all warranties, whether express or implied. The respective Obligors will execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates and affidavits, will supply or cause to be supplied such further information and will take such further action, as the Agent shall reasonably request in connection with any such sale.

          3.5.5. SALE WITHOUT REGISTRATION. If, at any time when the Agent shall determine to exercise its rights hereunder to sell all or part of the securities included in the Credit Security, the securities in question shall not be effectively registered under the Securities Act (or other applicable law), the Agent may, in its sole discretion, sell such securities by private or other sale not requiring such registration in such manner and in such circumstances as the Agent may deem necessary or advisable in order that such sale may be effected in accordance with applicable securities laws without such registration and the related delays, uncertainty and expense. Without limiting the generality of the foregoing, in any event the Agent may, in its sole discretion, (a) approach and negotiate with a single purchaser or one or more possible purchasers to effect such sale, (b) restrict such sale to one or more purchasers each of whom will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such securities and (c) cause to be placed on certificates representing the securities in question a legend to the effect that such securities have not been registered under the Securities Act (or other applicable law) and may not be disposed of in violation of the provisions thereof. Each Obligor agrees that such manner of disposition is commercially reasonable, that it will upon the Agent's request give any such purchaser access to such information regarding the issuer of the securities in question as the Agent may reasonably request and that the Agent and the Lenders shall not incur any responsibility for selling all or part of the securities included in the Credit Security at any private or other sale not requiring such registration, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under the Securities Act (or other applicable law) or until made in compliance with certain other rules or exemptions from the registration provisions under the Securities Act (or other applicable law). Each Obligor acknowledges that no adequate remedy at law exists for breach by it of this Section 3.5.5 and that such breach would not be adequately compensable in damages and therefore agrees that this Section 3.5.5 may be specifically enforced.

          3.5.6. APPLICATION OF PROCEEDS. The proceeds of all sales and collections in respect of any Credit Security or other assets of any Obligor, all funds collected from the Obligors and any cash contained in the Credit Security, the application of which is not otherwise specifically provided for herein, shall be applied as follows:

          (1) First, to the payment of the costs and expenses of such sales and collections, the reasonable expenses of the Agent and the reasonable fees and expenses of its special counsel;

          (2) Second, any surplus then remaining to the payment of the Credit Obligations in such order and manner as the Agent may in its reasonable discretion determine; PROVIDED, HOWEVER, that any such payment shall be distributed to the Lenders in accordance with the Credit Agreement and the other Credit Documents; and

          (3) Third, any surplus then remaining shall be paid to the Obligors, or as otherwise provided in the UCC.

     3.6. CUSTODY OF CREDIT SECURITY. Except as provided by applicable law that cannot be waived, the Agent will have no duty as to the custody and protection of the Credit Security, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including rights against prior parties, except for the use of reasonable care in the custody and physical preservation of any Credit Security in its possession. The Lenders will not be liable or responsible for any loss or damage to any Credit Security, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Agent acting in good faith.

     4. GENERAL. Addresses for notices, consent to jurisdiction, jury trial waiver, defeasance and numerous other provisions applicable to this Agreement are contained in the Credit Agreement. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforceable to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts, except as may be required by the UCC of other jurisdictions with respect to matters involving the perfection of the Agent's Lien on the Credit Security located in such other jurisdictions.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                              NEXTERA ENTERPRISES, INC.



                              By: ______________________________________
                                  Name:
                                  Title:


                              CE ACQUISITION CORP.
                              CRITIAS, INC.
                              ERG ACQUISITION CORP.
                              LEXECON INC.
                              NEONEXT LLC
                              NETNEXT, INC.
                              NEXTERA BUSINESS PERFORMANCE
                                  SOLUTIONS GROUP, INC.
                              NEXTERA INTERACTIVE, INC.
                              THE PLANNING TECHNOLOGIES
                                  GROUP, L.L.C.
                              PYRAMID IMAGING, INC.
                              SCANADA, INC.
                              SIBSON & COMPANY, LLC
                              SIBSON INTERNATIONAL, LLC
                              TIMAEUS, INC.



                              By: _____________________________________________
                                  As an authorized officer of each of the
                                  foregoing corporations and limited liability
                                  companies


                              BANKBOSTON, N.A.,
                                 as Agent under the Credit Agreement



                              By: ______________________________________
                                  Name:
                                  Title: